Exhibit 99.1

Lesaka Delivers Q1 FY2027 Results in Line with Expectations, Reaffirms FY2027 Guidance

JOHANNESBURG, November 4, 2026 - Lesaka Technologies, Inc. (Nasdaq: LSAK; JSE: LSK) today released results for the first quarter of fiscal 2027 ("Q1 FY2027").

Q1 FY2027 performance1:

All growth rates are year-on-year between Q1 FY2027 and Q1 FY2026 in ZAR.

Group Level	USD (In thousands, except per share data)		ZAR (In thousands, except per share data)
	Q1 FY27	Q1 FY26	Q1 FY27	Q1 FY26	YoY%
Revenue	184,572	171,448	3,005,676	3,023,546	(0.6%)
Net Revenue(2)	97,223	83,437	1,582,984	1,471,165	8%
Operating (loss) income(3)	(1,066)	137	(17,188)	2,373	nm
Net loss attributable to Lesaka(3)	(4,183)	(4,658)	(68,046)	(82,265)	17%
Group Adjusted EBITDA(2)(3)	13,514	15,095	220,140	266,211	(17%)
Basic loss per share(3)	(0.05)	(0.05)	(0.81)	(0.88)	8%
Adjusted earnings(2)(3)	3,702	4,588	60,255	80,879	(25%)
Adjusted earnings per share(2)(3)	0.04	0.06	0.72	0.97	(26%)

Segment Level	USD (In thousands)		ZAR (In thousands)
	Q1 FY27	Q1 FY26	Q1 FY27	Q1 FY26	YoY%
Merchant
Revenue	119,146	126,950	1,940,454	2,239,035	(13%)
Net Revenue(2)	41,426	41,225	674,565	726,963	(7%)
Segment Adjusted EBITDA(3)	4,716	8,944	76,870	157,713	(51%)
Consumer
Revenue	41,049	30,576	668,310	539,006	24%
Segment Adjusted EBITDA	12,658	8,493	206,111	149,710	38%
Enterprise
Revenue	25,766	14,853	419,452	261,904	60%
Net Revenue(2)	16,137	12,567	262,649	221,595	19%
Segment Adjusted EBITDA	1,755	1,269	28,572	22,407	28%

(1) Average exchange rates applicable for Q1 FY2027 and for Q1 FY2026 were ZAR 16.28 to $1 and ZAR 17.67 to $1, respectively.

(2) Non-GAAP measure. Refer to Attachment A of press release for full reconciliation of non-GAAP measures.

(3) Revised Q1 FY2026 amounts to correct the error discussed in Note 1 of our Form 10-Q for the period ended September 30, 2026.

Commenting on the results, Lesaka Executive Chairman Ali Mazanderani said, "We have delivered Q1 results in line with our expectations. We have now met our profitability guidance for 17 consecutive quarters and I am pleased to reaffirm our full-year outlook, which at the midpoint represents adjusted earnings per share of ZAR 8.00, up 23% year-on-year."

Outlook: Second Quarter 2027 ("Q2 FY2027") and Full Fiscal Year 2027 ("FY2027") guidance

While we report our financial results in USD, we measure our operating performance in ZAR, and as such we provide our guidance accordingly.

For Q2 FY2027, the quarter ending December 31, 2026, we expect:

  Net Revenue between ZAR 1.62 billion and ZAR 1.72 billion
  Group Adjusted EBITDA between ZAR 280 million and ZAR 320 million

  Adjusted earnings per share between ZAR 1.00 and ZAR 1.40

For FY2027, the year ending June 30, 2027, we reaffirm:

  Net Revenue between ZAR 7.0 billion and ZAR 7.7 billion
  Group Adjusted EBITDA between ZAR 1.45 billion and ZAR 1.60 billion
  Adjusted earnings per share between ZAR 7.50 and ZAR 8.50

FY2027 guidance includes the impact of the pending Bank Zero acquisition (subject to regulatory approval by the Financial Surveillance Department of the South African Reserve Bank and other customary closing conditions) and excludes any unannounced mergers and acquisitions that we may conclude.

We have provided outlook regarding Net Revenue, Group Adjusted EBITDA and Adjusted earnings per share, which are non-GAAP financial measures and exclude certain revenue and charges. We have not reconciled these non-GAAP financial measures to the corresponding GAAP financial measures because guidance for the various reconciling items is not provided. We are unable to provide guidance for these reconciling items because we cannot determine their probable significance, as certain items are outside of the control of Lesaka and cannot be reasonably predicted since these items could vary significantly from period to period. Accordingly, reconciliations to the corresponding GAAP financial measures are not available without unreasonable effort.

Earnings Presentation for Q1 FY2027 Results

Our earnings presentation will be posted to the Investor Relations page of our website prior to our earnings call.

Webcast Registration

Link to access the results webcast: https://www.corpcam.com/Lesaka05112026

Participants using the webcast will be able to submit questions during the live Question and Answer session. Link to conference call dial-in registration via Chorus Call: https://services.choruscall.it/DiamondPassRegistration/register?confirmationNumber=2913271&linkSecurityString=8f2e4442f

Dial in details and individual pin to be provided on registration. Participants using the conference call dial-in will be able to ask their questions during the live Question and Answer session.

Following the presentation, an archived version of the webcast will be provided on Lesaka's Investor Relations website.

Use of Non-GAAP Measures

U.S. securities laws require that when we publish any non-GAAP measures, we disclose the reason for using these non-GAAP measures and provide reconciliations to the most directly comparable GAAP measures. The presentation of Group Adjusted EBITDA, Net Revenue, Adjusted Earnings, Adjusted Earnings per Share, and headline (loss) earnings per share are non-GAAP measures. Refer to Attachments A and C for a reconciliation of these non-GAAP measures.

Non-GAAP Measures

Group Adjusted EBITDA

Group Adjusted EBITDA is net loss before interest, taxes, depreciation and amortization, adjusted for non-operational transactions (including loss on impairment/disposal of equity-accounted investments), impairment loss, unrealized (gain) loss FV for currency adjustment, earnings from equity-accounted investments, stock-based compensation charges and once-off items. Once-off items represent non-recurring expense items, including costs related to acquisitions and transactions consummated or ultimately not pursued.

Net Revenue

Net revenue is a non-GAAP financial measure. Revenue is the financial measure calculated in accordance with GAAP that is most directly comparable to net revenue. We generate revenue from the provision of transaction-processing services through our various platforms and service offerings. We use these platforms to (a) sell prepaid airtime vouchers ("Pinned Airtime")  which was held as inventory, and (b) distribute pre-paid solutions including prepaid airtime vouchers (which we do not hold as inventory) ("Pinless Airtime"), prepaid electricity, gaming vouchers, and other products, to users of our platforms. We act as a principal when we sell Pinned Airtime that were held as inventory and record revenue and cost of sales on a gross basis when sold. We act as an agent in a transaction when we provide pre-paid solutions through our various platforms and services offerings because we do not control the good or service to be provided and we recognize revenue based on the amount that we are contractually entitled to receive for performing the distribution service on behalf of our customers using our platform. Our revenue under GAAP can fluctuate materially due to changes in the revenue mix between these revenue categories. Net Revenue is a non-GAAP measure and is calculated as revenue presented under GAAP less (i) the cost of Pinned Airtime sold by us, (ii) commissions paid to third parties selling all other agency-based pre-paid solutions (including Pinless Airtime, electricity and other products) provided through our distribution channels and (iii) network fees paid to banks under our acquiring products. We believe that the use of Net Revenue is meaningful to users of financial information because it seeks to eliminate the impact of the change in the revenue mix from the revenue categories over the periods presented.

Adjusted earnings and Adjusted earnings per share

Adjusted earnings and Adjusted earnings per share is GAAP net loss and loss per share adjusted for the amortization of acquisition-related intangible assets (net of deferred taxes), stock-based compensation charges, and unusual non-recurring items, including costs related to acquisitions and transactions consummated or ultimately not pursued.

Adjusted earnings and Adjusted earnings per share for fiscal 2027 also includes adjustments related to Lesaka rebrand refresh expenses (net of tax).

Adjusted earnings and Adjusted earnings per share for fiscal 2026 also includes adjustments related to the loss on impairment of equity-accounted investments and intangible asset amortization, net related to non-controlling interests.

Management believes that the Group Adjusted EBITDA, Adjusted earnings and Adjusted earnings per share metrics enhance its own evaluation, as well as an investor's understanding of our financial performance. Attachment A presents the reconciliation between GAAP net loss attributable to Lesaka and these non-GAAP measures and the reconciliation between the basic weighted-average common shares outstanding and unvested restricted shares expected to vest under GAAP and the denominator used for Adjusted earnings per share.

Headline earnings (loss) per share ("HEPS")

The inclusion of HEPS in this press release is a requirement of our listing on the JSE. HEPS basic and diluted is calculated using net loss which has been determined based on GAAP. Accordingly, this may differ to the headline (loss) earnings per share calculation of other companies listed on the JSE as these companies may report their financial results under a different financial reporting framework, including, but not limited to, International Financial Reporting Standards.

HEPS basic and diluted is calculated as GAAP net loss adjusted for the loss on impairment of equity-accounted investments and (profit) loss on sale of property, plant and equipment. Attachment C presents the reconciliation between our net loss used to calculate loss per share basic and diluted and HEPS basic and diluted and the calculation of the denominator for headline diluted loss per share.

About Lesaka Technologies, Inc. (www.lesaka.tech)

Lesaka operates a South African fintech company driven by a purpose to provide financial services, software and other business services to Southern Africa's underserviced consumers and merchants. We offer an integrated and holistic multiproduct platform that provides transactional accounts, lending, insurance, merchant acquiring, cash management, software and Alternative Digital Products ("ADP"). We provide targeted solutions and integrations to facilitate payments between consumers, merchants, and enterprises. By providing a full-service fintech platform in our connected ecosystem, we facilitate the digitization of commerce in our markets.

Lesaka has a primary listing on NASDAQ (NASDAQ:LSAK) and a secondary listing on the Johannesburg Stock Exchange (JSE: LSK). Visit www.lesaka.tech for additional information about Lesaka.

Forward-Looking Statements

This press release contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements may be identified by their use of terms or phrases such as "expects," "estimates," "projects," "believes," "anticipates," "plans," "could," "would," "may," "will," "intends," "outlook," "focus," "seek," "potential," "mission," "continue," "goal," "target," "objective," derivations thereof, and similar terms and phrases. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. In this press release, statements relating to future financial results, the completion and timing of the pending Bank Zero acquisition and its expected impact on our future financial results, and future financing and business opportunities are forward-looking statements. Additional information concerning factors that could cause actual events or results to differ materially from those in any forward-looking statement is contained in our Form 10-K for the fiscal year ended June 30, 2026 and our Form 10-Q for the quarter ended September 30, 2026, as filed with the SEC, as well as other documents we have filed or will file with the SEC. We assume no obligation to update the information in this press release, to revise any forward-looking statements or to update the reasons actual results could differ materially from those anticipated in forward-looking statements.

Investor Relations and Media Relations Contacts:

Idris Dungarwalla

Email: idris.dungarwalla@lesakatech.com

Media Relations Contact:

Ian Harrison
Email: Ian@thenielsennetwork.com

Lesaka Technologies, Inc.

Attachment A

Reconciliation of GAAP loss attributable to Lesaka to Group Adjusted EBITDA:

Three months ended September 30, 2026 and 2025 and three months ended June 30, 2026

	Three months ended
	September 30,		Jun 30,
	2026	2025	2026
(Loss) Income attributable to Lesaka - GAAP(A)	$(4,183)	$(4,658)	$3,219
Less net income attributable to non-controlling interest	-	117	-
Net (loss) income	(4,183)	(4,775)	3,219
Earnings from equity accounted investments	(69)	-	(49)
Net (loss) income before earnings from equity-accounted investments	(4,252)	(4,775)	3,170
Income tax benefit	(527)	(146)	(598)
(Loss) Income before income tax expense	(4,779)	(4,921)	2,572
Net loss on impairment of equity-accounted investment	-	584	-
Impairment loss	-	-	1,431
Unrealized loss (gain) FV for currency adjustments	204	(64)	(37)
Operating (loss) income after PPA amortization and net interest (non-GAAP)	(4,575)	(4,401)	3,966
PPA amortization (amortization of acquired intangible assets)	5,524	9,134	5,782
Operating income before PPA amortization after net interest (non-GAAP)	949	4,733	9,748
Interest expense (A)	4,258	5,013	4,425
Interest income	(545)	(539)	(688)
Operating income before PPA amortization and net interest (non-GAAP)	4,662	9,207	13,485
Depreciation and amortization (excluding amortization of intangibles)	4,449	3,760	4,559
Stock-based compensation charges	1,370	1,861	1,829
Once-off items (refer below)	3,033	267	2,385
Group Adjusted EBITDA - Non-GAAP(A)	$13,514	$15,095	$22,258

(A) Revised Q1 FY2026 amounts to correct the error discussed in Note 1 of our Form 10-Q for the period ended September 30, 2026.

	Three months ended
	September 30,		Jun 30,
	2026	2025	2026
Once-off items comprises:
Lesaka brand refresh	$2,750	$-	$2,017
Transaction costs	225	173	264
Transaction costs related to Utilities and Bank Zero acquisitions	58	94	104
Total once-off items	$3,033	$267	$2,385

Once-off items are non-recurring in nature, however, certain items may be reported in multiple quarters. For instance, transaction costs include costs incurred related to acquisitions and transactions consummated or ultimately not pursued. The transactions can span multiple quarters, for instance in fiscal 2026 we incurred transaction costs related to the proposed acquisition of Bank Zero over a number of quarters, and the transactions are generally non-recurring.

Rebrand relates to costs incurred related to Lesaka's new brand launched in November 2025, we expect that it will take the remainder of the 2026 calendar year to roll out the refreshed brand throughout the organization. These are non-recurring costs incurred as a necessary step in a set of strategic initiatives designed to create a "One Lesaka" identity for our customers and our employees.

Year ended June 30, 2026 and 2025

	Year ended
	June 30
	2026	2025
Income (Loss) attributable to Lesaka - GAAP(A)	$2,758	$(90,957)
Add net loss attributable to non-controlling interest	246	130
Net income (loss)	2,512	(91,087)
Earnings from equity accounted investments	(215)	(114)
Net income (loss) before earnings from equity-accounted investments	2,297	(91,201)
Income tax expense (benefit)	1,429	(15,982)
Income (Loss) before income tax expense	3,726	(107,183)
Loss on disposal of equity securities	730	-
Other income	(3,883)	-
Change in fair value of equity securities	(2,593)	59,828
Net loss on impairment/ disposal of equity-accounted investment	584	161
Reversal of allowance for doubtful loans receivable	(1,500)	-
Impairment loss(1)	3,347	18,863
Unrealized (gain) loss FV for currency adjustments	(53)	23
Operating income (loss) after PPA amortization and net interest (non-GAAP)	358	(28,308)
PPA amortization (amortization of acquired intangible assets)	30,441	21,384
Operating income (loss) before PPA amortization after net interest (non-GAAP)	30,799	(6,924)
Interest expense (A)	18,506	21,824
Interest income	(2,889)	(2,596)
Operating income before PPA amortization and net interest (non-GAAP)	46,416	12,304
Depreciation and amortization (excluding amortization of intangibles)	16,905	12,337
Interest adjustment	-	(2,195)
Stock-based compensation charges	6,969	9,550
Once-off items	5,452	17,826
Group Adjusted EBITDA - Non-GAAP(A)	$75,742	$49,822

(A) Revised FY2025 amounts to correct the error discussed in Note 1 of our Form 10-K for the year ended June 30, 2026.

(1) Impairments excludes an amount of $0.7 million which is included in the caption exit of ATM business.

	Year ended
	Jun 30,
	2026	2025
Once-off items comprises:
Lesaka brand refresh	$3,001	$-
Exit of ATM business	1,599	-
Transaction costs	1,103	1,794
Transaction costs related to Adumo, Utilities and Bank Zero acquisitions	389	16,159
Income recognized related to closure of legacy businesses	(579)	-
Indirect taxes provision release	(61)	(127)
Total once-off items	$5,452	$17,826

Once-off items are non-recurring in nature, however, certain items may be reported in multiple quarters. For instance, transaction costs include costs incurred related to acquisitions and transactions consummated or ultimately not pursued.

Rebrand relates to costs incurred related to Lesaka’s new brand launched in November 2025, we expect that it will take the remainder of the 2026 calendar year to roll out the refreshed brand throughout the organization. These are non-recurring costs incurred as a necessary step in a set of strategic initiatives designed to create a “One Lesaka” identity for our customers and our employees.

Exit of ATM business includes expenses incurred to exit our ATM business and the impairment of ATMs recorded in property, plant and equipment.

Income recognized related to closure of legacy businesses represents (i) gains recognized related to the release of the foreign currency translation reserve on deconsolidation of a subsidiary and (ii) costs incurred related to subsidiaries which we are in the process of deregistering/ liquidating and therefore we consider these costs non-operational and ad hoc in nature.

Indirect tax provision release relates to the reversal of a non-recurring indirect tax provision created in fiscal 2023 which was resolved in fiscal 2025 following settlement of the matter with the tax authority.

Reconciliation of Revenue under GAAP to Net Revenue:

Three months ended September 30, 2026 and 2025, and three months ended June 30, 2026

	Three months ended
	September 30,		Jun 30,
	2026	2025	2026
Revenue - GAAP	$184,572	$171,448	$188,321
Cost of prepaid airtime vouchers sold by us & commissions paid to third parties selling all other agency-based products and acquiring network fees	(87,349)	(88,011)	(93,189)
Net Revenue (non-GAAP)	$97,223	$83,437	$95,132
Net Revenue / Revenue - GAAP	53%	49%	51%

Merchant segment revenue (before eliminations) - GAAP	$119,146	$126,950	$123,388
Cost of prepaid airtime vouchers sold by us & commissions paid to third parties selling all other agency-based products and acquiring network fees	(77,720)	(85,725)	(82,553)
Merchant Net Revenue (non-GAAP)	$41,426	$41,225	$40,835

Enterprise segment revenue (before eliminations) - GAAP	$25,766	$14,853	$26,103
Cost of prepaid airtime vouchers sold by us & commissions paid to third parties selling all other agency-based products	(9,629)	(2,286)	(10,636)
Enterprise Net Revenue (non-GAAP)	$16,137	$12,567	$15,467

Beginning in Q1 FY2027, Net Revenue also deducts network fees paid to banks under our acquiring products, and prior period amounts have been recast to conform to the current presentation.

Reconciliation of GAAP net loss and loss per share, basic, to adjusted earnings and adjusted earnings per share, basic:

Three months ended September 30, 2026 and 2025

	Net (loss) income (USD '000)		(L)EPS, basic (USD)		Net (loss) income (ZAR '000)		(L)EPS, basic (ZAR)
	2026	2025	2026	2025	2026	2025	2026	2025
GAAP(A)	(4,183)	(4,658)	(0.05)	(0.05)	(68,046)	(82,265)	(0.81)	(0.88)

Intangible asset amortization, net	4,033	6,668			65,661	117,584
Lesaka rebrand refresh, net of tax	2,199	-			35,744	-
Stock-based compensation charge	1,370	1,861			22,287	32,762
Transaction costs	283	267			4,609	4,817
Net loss on impairment of equity-accounted investment	-	584			-	10,342
Amortization of intangible assets, net of tax - equity accounted investments	-	(134)			-	(2,361)
Adjusted(A)	3,702	4,588	0.04	0.06	60,255	80,879	0.72	0.97

(A) Revised Q1 FY2026 amounts to correct the error discussed in Note 1 of our Form 10-Q for the period ended September 30, 2026.

Calculation of the denominator for Adjusted earnings per share

	Three months ended September 30,
	2026	2025
	('000)
Basic weighted-average common shares outstanding and unvested restricted shares expected to vest under GAAP	83,340	81,327
In the money stock options	621	643
Acquisition related shares	-	999
Weighted average number of shares used to calculate Adjusted earnings per share	83,961	82,969

Weighted average number of shares used to calculate Adjusted earnings per share represents basic weighted-average common shares outstanding and unvested restricted shares expected to vest plus the effect of stock options that are in the money at the reporting date and shares to be issued related to acquisitions.

Attachment B

LESAKA TECHNOLOGIES, INC.

Unaudited Condensed Consolidated Statements of Operations

	Unaudited
	Three months ended
	September 30,
	2026	2025
	(In thousands)

REVENUE	$184,572	$171,448

EXPENSE

Cost of goods sold, IT processing, servicing and support, exclusive of depreciation and amortization shown separately below (A)	124,052	118,623
Selling, general and administration, exclusive of depreciation and amortization shown separately below (A)	47,032	37,094
Movement in allowance for credit losses	4,523	2,606
Depreciation and amortization	9,973	12,894
Transaction costs related to Utilities and Bank Zero acquisitions	58	94

OPERATING (LOSS) INCOME	(1,066)	137

NET LOSS ON IMPAIRMENT OF EQUITY-ACCOUNTED INVESTMENT	-	584

INTEREST INCOME	545	539

INTEREST EXPENSE(A)	4,258	5,013

LOSS BEFORE INCOME TAX BENEFIT	(4,779)	(4,921)

INCOME TAX BENEFIT	527	146

NET LOSS BEFORE EARNINGS FROM EQUITY-ACCOUNTED INVESTMENTS	(4,252)	(4,775)

EARNINGS FROM EQUITY-ACCOUNTED INVESTMENTS	69	-

NET LOSS	(4,183)	(4,775)

ADD NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	-	117

NET LOSS ATTRIBUTABLE TO LESAKA	$(4,183)	$(4,658)

Net loss per share, in United States dollars:
Basic loss attributable to Lesaka shareholders	$(0.05)	$(0.05)
Diluted loss attributable to Lesaka shareholders	$(0.05)	$(0.05)

(A) Revised Q1 FY2026 amounts to correct the error discussed in Note 1 of our Form 10-Q for the period ended September 30, 2026.

LESAKA TECHNOLOGIES, INC.
Unaudited Condensed Consolidated Statements of Cash Flows

	Unaudited
	Three months ended
	September 30,
	2026	2025
	(In thousands)

Cash flows from operating activities
Net loss (A)	$(4,183)	$(4,775)
Depreciation and amortization	9,973	12,894
Movement in allowance for doubtful accounts receivable and finance loans receivable	4,523	2,606
Interest payable	25	(107)
Fair value adjustment related to financial liabilities	(265)	(1)
Net loss on impairment of equity-accounted investments	-	584
Earnings from equity-accounted investments	(69)	-
Profit on disposal of property, plant and equipment	(6)	(30)
Facility fee amortized	162	78
Stock-based compensation charge	1,370	1,861
Changes in net working capital
Increase in accounts receivable and other receivables	(7,787)	(1,230)
Increase in finance loans receivable	(15,574)	(6,903)
(Increase) Decrease in inventory	(3,900)	5,148
Increase (Decrease) in accounts payable and other payables(A)	10,128	(233)
Increase in taxes payable	942	512
Decrease in deferred taxes	(2,140)	(1,481)
Net cash (used in) provided by operating activities	(6,801)	8,923

Cash flows from investing activities
Capital expenditures	(8,243)	(3,980)
Proceeds from disposal of property, plant and equipment	465	452
Acquisition of intangible assets	(829)	(1,139)
Acquisition of equity-accounted investment	(750)	-
Repayment of loans by equity-accounted investments	200	-
Acquisition of insurance entity investments	(65)	-
Net change in settlement assets	(323)	4,206
Net cash used in investing activities	(9,545)	(461)

Cash flows from financing activities
Proceeds from bank overdraft	59,536	27,974
Repayment of bank overdraft	(41,780)	(40,661)
Long-term borrowings utilized	4,082	2,763
Repayment of long-term borrowings	(1,189)	(1,148)
Repurchase of shares of common stock	(186)	-
Non-refundable deal origination fees	-	(33)
Net change in settlement obligations	120	(3,633)
Net cash provided by (used in) financing activities	20,583	(14,738)

Effect of exchange rate changes on cash	132	1,921

Net increase (decrease) in cash, cash equivalents and restricted cash	4,369	(4,355)
Cash, cash equivalents and restricted cash - beginning of period	81,538	76,639
Cash, cash equivalents and restricted cash - end of period	$85,907	$72,284

(A) Revised Q1 FY2026 amounts to correct the error discussed in Note 1 of our Form 10-Q for the period ended September 30, 2026.

LESAKA TECHNOLOGIES, INC.
Unaudited Condensed Consolidated Balance Sheets

	Unaudited	Unaudited
	September 30,	June 30,
	2026	2026
	(In thousands, except share data)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$85,778	$81,409
Restricted cash related to credit facilities	129	129
Accounts receivable, net of allowance of - September: $3,641; June: $3,207 and other receivables	51,117	43,765
Finance loans receivable, net of allowance of - September: $11,128; June: $10,119	115,390	103,810
Inventory	24,017	20,113
Total current assets before settlement assets	276,431	249,226
Settlement assets	18,887	18,504
Total current assets	295,318	267,730
PROPERTY, PLANT AND EQUIPMENT, net of accumulated depreciation of - September: $74,845; June: $69,766	53,929	50,212
OPERATING LEASE RIGHT-OF-USE	27,809	20,161
EQUITY-ACCOUNTED INVESTMENTS	1,363	295
GOODWILL	215,419	215,298
INTANGIBLE ASSETS, including integrated platform of: - September: $70,087; June: $73,211	118,452	123,425
DEFERRED INCOME TAXES	13,029	12,470
OTHER LONG-TERM ASSETS, including equity securities	9,367	9,697
TOTAL ASSETS	734,686	699,288

LIABILITIES
CURRENT LIABILITIES
Short-term credit facilities	38,633	20,671
Accounts payable	25,371	23,986
Other payables	91,479	83,262
Operating lease liability - current	4,933	4,408
Current portion of long-term borrowings	16,092	16,114
Income taxes payable	2,632	1,691
Total current liabilities before settlement obligations	179,140	150,132
Settlement obligations	18,721	18,530
Total current liabilities	197,861	168,662
DEFERRED INCOME TAXES	26,822	28,379
OPERATING LEASE LIABILITY - LONG TERM	26,721	19,338
LONG-TERM BORROWINGS	197,703	194,597
OTHER LONG-TERM LIABILITIES, including insurance policy liabilities	4,169	3,988
TOTAL LIABILITIES	453,276	414,964
REDEEMABLE COMMON STOCK	69,686	78,972

EQUITY
LESAKA EQUITY:
COMMON STOCK
Authorized: 200,000,000 with $0.001 par value;
Issued and outstanding shares, net of treasury: September: 83,304,774; June: 83,306,794	84	84
PREFERRED STOCK
Authorized shares: 50,000,000 with $0.001 par value;
Issued and outstanding shares, net of treasury: September: -; June: -	-	-
ADDITIONAL PAID-IN-CAPITAL	163,024	152,554
TREASURY SHARES, AT COST: September: 2,548,472; June: 2,548,472	(234)	(234)
ACCUMULATED OTHER COMPREHENSIVE LOSS	(166,234)	(166,319)
RETAINED EARNINGS	215,084	219,267
TOTAL LESAKA EQUITY	211,724	205,352
NON-CONTROLLING INTEREST	-	-
TOTAL EQUITY	211,724	205,352
TOTAL LIABILITIES, REDEEMABLE COMMON STOCK AND SHAREHOLDERS' EQUITY	$734,686	$699,288

Unaudited Condensed Consolidated Financial Statements

Our unaudited condensed consolidated Statements of Operations for the three months ended September 30, 2026 and 2025 in ZAR are presented below. We have translated the results of operations information for the three months ended September 30, 2026 and 2025, provided in the tables below using the actual average exchange rates per month between the USD and ZAR.

LESAKA TECHNOLOGIES, INC.

Unaudited Condensed Consolidated Statements of Operations

	Unaudited
	Three months ended
	September 30,
	2026		2025
	(In thousands)

REVENUE	R	3,005,676	R	3,023,546

EXPENSE
Cost of goods sold, IT processing, servicing and support, exclusive of depreciation and amortization shown separately below (A)		2,020,378		2,092,242
Selling, general and administration, exclusive of depreciation and amortization shown separately below (A)		765,732		653,897
Movement in allowance for credit losses		73,426		45,906
Depreciation and amortization		162,383		227,366
Transaction costs related to Utilities and Bank Zero acquisitions		945		1,762

OPERATING (LOSS) INCOME		(17,188)		2,373
NET LOSS ON IMPAIRMENT OF EQUITY-ACCOUNTED INVESTMENT		-		10,342
INTEREST INCOME		8,875		9,496
INTEREST EXPENSE(A)		69,345		88,422
LOSS BEFORE INCOME TAX BENEFIT		(77,658)		(86,895)
INCOME TAX BENEFIT		8,494		2,572
NET LOSS BEFORE EARNINGS FROM EQUITY-ACCOUNTED INVESTMENTS		(69,164)		(84,323)

EARNINGS FROM EQUITY-ACCOUNTED INVESTMENTS		1,118		-
NET LOSS		(68,046)		(84,323)
ADD NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST		-		2,058
NET LOSS ATTRIBUTABLE TO LESAKA	R	(68,046)	R	(82,265)

Net loss per share, in South African Rands:
Basic loss attributable to Lesaka shareholders	R	(0.81)	R	(0.88)
Diluted loss attributable to Lesaka shareholders	R	(0.81)	R	(0.88)

(A) Revised Q1 FY2026 amounts to correct the error discussed in Note 1 of our Form 10-Q for the period ended September 30, 2026.

Our unaudited condensed consolidated Statements of Cash Flows for the three months ended September 30, 2026 and 2025 in ZAR are presented below. We have translated the cash flow information for the three months ended September 30, 2026 and 2025, provided in the tables below using the actual average exchange rates per month between the USD and ZAR.

LESAKA TECHNOLOGIES, INC.
Unaudited Condensed Consolidated Statements of Cash Flows
	Unaudited
	Three months ended
	September 30,
	2026		2025
	(In thousands)

Cash flows from operating activities
Net loss (A)	R	(68,046)	R	(84,323)
Depreciation and amortization		162,383		227,366
Movement in allowance for doubtful accounts receivable and finance loans receivable		73,426		45,906
Fair value adjustment related to financial liabilities		(4,332)		(34)
Net loss on impairment of equity-accounted investments		-		10,342
Earnings from equity-accounted investments		(1,118)		-
Profit on disposal of property, plant and equipment		(96)		(532)
Interest payable		783		(938)
Facility fee amortized		2,638		1,375
Stock-based compensation charge		22,287		32,762
Changes in net working capital
Increase in accounts receivable and other receivables		(129,119)		(26,223)
Increase in finance loans receivable		(252,799)		(122,127)
(Increase) Decrease in inventory		(63,795)		90,761
Increase (Decrease) in accounts payable and other payables (A)		164,185		1,123
Increase in taxes payable		15,394		9,149
Decrease in deferred taxes		(34,828)		(26,284)
Net cash (used in) provided by operating activities		(113,037)		158,323

Cash flows from investing activities
Capital expenditures		(134,102)		(70,141)
Proceeds from disposal of property, plant and equipment		7,573		7,977
Acquisition of intangible assets		(13,507)		(20,103)
Acquisition of equity-accounted investment		(12,149)		-
Repayment of loans by equity-accounted investments		3,240		-
Acquisition of insurance entity investments		(1,055)		-
Net change in settlement assets		(6,118)		72,633
Net cash used in investing activities		(156,118)		(9,634)

Cash flows from financing activities
Proceeds from bank overdraft		972,097		493,117
Repayment of bank overdraft		(678,807)		(711,895)
Long-term borrowings utilized		66,389		48,590
Repayment of long-term borrowings		(19,360)		(20,240)
Repurchase of shares of common stock		(3,013)		-
Non-refundable deal origination fees		-		(575)
Net change in settlement obligations		2,945		(62,587)
Net cash provided by (used in) financing activities		340,251		(253,590)

Effect of exchange rate changes on cash		(212)		(7,496)
Net increase (decrease) in cash, cash equivalents and restricted cash		70,884		(112,397)
Cash, cash equivalents & restricted cash - beginning of period		1,337,810		1,360,756
Cash, cash equivalents & restricted cash - end of period	R	1,408,694	R	1,248,359

(A) Revised Q1 FY2026 amounts to correct the error discussed in Note 1 of our Form 10-Q for the period ended September 30, 2026.

Our unaudited condensed consolidated balance sheets as of September 30, 2026 and June 30, 2026 in ZAR are presented below. Amounts included in these balance sheets have been calculated using the $ amounts per our balance sheets presented in U.S. dollars and converted to ZAR using the exchange rates noted below.

Unaudited Condensed Consolidated Balance Sheets

	Unaudited		Unaudited
	September 30,		June 30,
	2026		2026
	(In thousands, except share data)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	R	1,406,579	R	1,335,694
Restricted cash related to credit facilities		2,115		2,117
Accounts receivable, net of allowance and other receivables		838,211		718,061
Finance loans receivable, net		1,892,154		1,703,231
Inventory		393,828		329,998
Total current assets before settlement assets		4,532,887		4,089,101
Settlement assets		309,707		303,599
Total current assets		4,842,594		4,392,700
PROPERTY, PLANT AND EQUIPMENT, net of accumulated depreciation of - September: R1,227,301; June: R1,144,665		884,322		823,838
OPERATING LEASE RIGHT-OF-USE		456,009		330,786
EQUITY-ACCOUNTED INVESTMENTS		22,350		4,840
GOODWILL		3,532,419		3,532,437
INTANGIBLE ASSETS, including integrated platform of- September: R1,149,280; June: R1,201,188		1,942,364		2,025,059
DEFERRED INCOME TAXES		213,648		204,598
OTHER LONG-TERM ASSETS		153,599		159,101
TOTAL ASSETS		12,047,305		11,473,359

LIABILITIES
CURRENT LIABILITIES
Short-term credit facilities		633,500		339,153
Accounts payable		416,031		393,543
Other payables		1,500,063		1,366,096
Operating lease liability - current		80,891		72,323
Current portion of long-term borrowings		263,875		264,386
Income taxes payable		43,159		27,745
Total current liabilities before settlement obligations		2,937,519		2,463,246
Settlement obligations		306,985		304,025
Total current liabilities		3,244,504		2,767,271
DEFERRED INCOME TAXES		439,824		465,620
OPERATING LEASE LIABILITY - LONG TERM		438,168		317,282
LONG-TERM BORROWINGS		3,241,914		3,192,792
OTHER LONG-TERM LIABILITIES, including insurance policy liabilities		68,363		65,432
TOTAL LIABILITIES		7,432,773		6,808,397

TOTAL EQUITY AND REDEEMABLE COMMON STOCK	R	4,614,532	R	4,664,962

Exchange rate $1: ZAR		16.3979		16.4072

Attachment C

Reconciliation of net loss used to calculate loss per share basic and diluted and headline loss per share basic and diluted:

Three months ended September 30, 2026 and 2025

	2026	2025

Net loss (USD'000)(A)	(4,183)	(4,658)
Adjustments:
Net loss on impairment/disposal of equity method investments	-	584
Profit on sale of property, plant and equipment	(6)	(30)
Tax effects on above	2	8

Net loss used to calculate headline earnings (USD'000)(A)	(4,187)	(4,096)

Weighted average number of shares used to calculate net loss per share basic loss and headline loss per share basic loss ('000)	83,340	81,327

Weighted average number of shares used to calculate net loss per share diluted loss and headline loss per share diluted loss ('000)	83,340	81,327

Headline loss per share:
Basic, in USD	(0.05)	(0.05)
Diluted, in USD	(0.05)	(0.05)

(A) Revised Q1 FY2026 amounts to correct the error discussed in Note 1 of our Form 10-Q for the period ended September 30, 2026.

Calculation of the denominator for headline diluted loss per share

	Three months ended September 30,
	2026	2025
	('000)
Basic weighted-average common shares outstanding and unvested restricted shares expected to vest under GAAP	83,340	81,327
Denominator for headline diluted loss per share	83,340	81,327

Weighted average number of shares used to calculate headline diluted loss per share represents the denominator for basic weighted-average common shares outstanding and unvested restricted shares expected to vest plus the effect of dilutive securities under GAAP. We use this number of fully diluted shares outstanding to calculate headline diluted loss per share because we do not use the two-class method to calculate headline diluted loss per share.